Exhibit 10.40

Edna Wells Handy	December 28, 2010
Commissioner

Real Estate Services	By Certified Mail Return Receipt Requested

1 Centre Street	Berkshire Equity LLC
20th Floor	4611 12th Avenue - Suite 1L
New York, NY 10007	Brooklyn, New York 11219
Attn: David Bistricer

(212) 669 3645 tel
(212) 669 2666 fax	Re:	Option to Renew Lease
Lease made the 1st day of January, 1997
240-250 Livingston Street (the "Lease")
Block 165, Lot 22, Brooklyn
Human Resources Administration

Dear Mr. Bistricer:

Pursuant to Article 3 of the Lease, Tenant does hereby exercise its option to renew the Lease, for a period of five (5) years, commencing January 1, 2012 and expiring December 31, 2016, at an annual rent of One Million Seven Hundred Seven Thousand Six Hundred Sixteen Dollars ($1,707,616.00) for the entire renewal term.

In accordance with Article 22 (Notices) of the Lease, please be advised that notices to Tenant shall be addressed as follows:

Assistant Commissioner of Acquisitions and Construction Services
Department of Citywide Administrative Services
Division of Real Estate Services
1 Centre Street, 20th Floor North
New York, New York 10007

and

Director, Lease Management
General Support Services
Human Resources Administration
250 Church Street, 14th Floor
New York, New York 10013

David Bistricer

December 28, 2010

Thank you for your attention to this matter.

Sincerely,

/s/ Jeffrey Kondrat
Jeffrey Kondrat
Assistant Commissioner
(212) 669-2620

c:	James Lawler, HRA
Maureen Mullaney, HRA
Jacob Schwimmer
Spiro Antypas, OMB
Chris Fleming
Mark Steiner
Central File-HRA-3/165/22/1381